401(k) Plan	12 Months Ended
Dec. 31, 2016
Compensation And Retirement Disclosure [Abstract]
401(k) Plan
14.	401(k) Plan

We have a defined contribution savings plan pursuant to Section 401(k) of the IRC. The plan is for the benefit of all qualifying employees and permits voluntary contributions by employees up to 100% of eligible compensation, subject to the Internal Revenue Service (“IRS”) imposed maximum limits. The terms of the plan during 2016, 2015 and 2014 required us to make matching contributions equal to 100% of employee contributions up to 6% of eligible compensation, limited by the IRS-imposed maximum. We incurred total expenses of $242,000, $246,000 and $212,000 in employer matching contributions in 2016, 2015 and 2014, respectively.